EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Quality Systems, Inc. (the “Company”) for the year ended March 31, 2015 (the “Report”), the undersigned hereby certify in their capacities as Chief Executive Officer and Interim Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

		By:	/s/ Steven T. Plochocki
Date:	May 22, 2015		Steven T. Plochocki
Chief Executive Officer
(Principal Executive Officer)

Date:	May 22, 2015	By:	/s/ John K. Stumpf
John K. Stumpf
Interim Chief Financial Officer
(Principal Accounting Officer)